National Fuel Gas Company Investor Presentation August 2015 Exhibit 99

Corporate
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans,
objectives,
goals,
projections,
estimates
of
oil
and
gas
quantities,
strategies,
future
events
or
performance
and
underlying
assumptions,
capital
structure,
anticipated
capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,”
“intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-looking statements:  factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations;
impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; changes in the price of natural gas or oil;
changes in laws, regulations or judicial interpretations
to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal;
changes in price differentials between similar quantities of natural gas or oil sold at different geographic locations, and the effect of such changes on commodity production, revenues
and
demand
for
pipeline
transportation
capacity
to
or
from
such
locations;
other
changes
in
price
differentials
between
similar
quantities
of
natural
gas
or
oil
having
different quality, heating value, hydrocarbon mix or delivery date; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; changes in demographic patterns and weather conditions;
changes in the availability, price or accounting treatment of derivative financial instruments; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services;  the creditworthiness or performance of the Company’s key suppliers, customers
and
counterparties;
economic
disruptions
or
uninsured
losses
resulting
from
major
accidents,
fires,
severe
weather,
natural
disasters,
terrorist
activities,
acts
of
war,
cyber attacks or pest infestation; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-
retirement benefits;
or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities.  Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and
engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.
Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see
“Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2014 and the Forms 10-Q for the quarters ended December 31, 2014, March 31, 2015 and June
30, 2015. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.
Safe Harbor For Forward Looking Statements

Corporate
3 Million BBls
of Annual Crude Oil Production
$262 Million of Midstream Adjusted EBITDA
(2)
790,000 Net Acres in Marcellus Shale
1.9 Tcfe
of Proved Reserves
(1)
Quality Assets, Exceptional Location, Unique Integration
3
(1)
Total proved reserves are as of September 30, 2014.
(2)
For the trailing twelve months ended June 30, 2015. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the
Business is included at the end of this presentation.

Corporate
Unique Integrated Business Model Provides Competitive Advantage
The National Fuel Value Proposition
4
(1)  Per NGI’s Shale Daily
(January 5, 2015).
790,000 net acres in Marcellus Shale –
2
nd
largest acreage position in the industry
(1)
Mineral ownership on ~720,000 acres in WDA = no royalties or drilling commitments
Stacked pay potential in Utica and Geneseo shales across Marcellus acreage
Coordinated midstream infrastructure build-out
Opportunity for further pipeline expansion to accommodate Appalachian supply growth
Creating sustainable value for shareholders remains our #1 priority
Considerable Upstream and Midstream Growth Opportunities in Appalachia
Integration significantly reduces operational and financing costs
Diversified cash flows provide stability in challenging commodity price environment
Strong Balance Sheet and History of Disciplined Financial Management
Investment grade credit rating and liquidity to support Appalachian growth strategy
Disciplined capital investment focused on economic returns
113-year commitment to the dividend

Corporate
790,000 Acres Prospective in Marcellus
200,000 “Tier 1” Acres in WDA
Fee Acreage Economic <$3 /MMbtu
Clermont Gathering System
Capacity to Approach 1Bcf/d
Northern Access Projects to Transport
660,000 MMBtu/d by FY17
Upstream & Midstream –
Common Vision for Growth
5
Developing Our High Quality
Marcellus Acreage
Expanding Our Interstate Pipeline
System to Reach Premium Markets
Connecting Our Production to
Our Interstate Pipeline System

Corporate
$167
$169
$160
$172
$165
$169
$121
$111
$137
$161
$186
$190
$64
$72
$327
$377
$397
$492
$539
$464
$632
$668
$704
$852
$953
$896
$0
$250
$500
$750
$1,000
$1,250
2010
2011
2012
2013
2014
TTM
6/30/15
Fiscal Year
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
EBITDA Contribution by Segment
6
Note:
A
reconciliation
of
Adjusted
EBITDA
to
Net
Income
as
presented
on
the
Consolidated
Statement
of
Income
and
Earnings
Reinvested
in
the
Business
is
included
at
the
end
of
this
presentation.

Corporate
Adjusting Capex to Capitalize on Opportunities

Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
$58
$58
$58
$72
$89
$95-$105
$85-$105
$129
$144
$56
$140
$235-$245
$500-$550
$80
$55
$138
$110-$120
$125-$150
$398
$649
$694
$533
$603
$550-$575
$400-$475
$501
$854
$977
$717
$970
$990 -
$1,045
$1,110 -
$1,280
$0
$500
$1,000
$1,500
2010
2011
2012
2013
2014
2015E
2016E
Fiscal Year
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other

Corporate
Maintaining a Strong Balance Sheet

Note:  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation.
Shareholders’
Equity
52%
Total
Debt
48%
$4.3 Billion
As of June 30, 2015
1.98 x
1.75 x
1.89 x
1.89 x
1.77 x
2.09 x
0.0
0.5
1.0
1.5
2.0
2.5
2010
2011
2012
2013
2014
TTM
6/30/15
Fiscal Year
Debt/Adjusted EBITDA
Capitalization

Corporate
Dividend Track Record

(1) As of August 5, 2015.
$0.00
$0.50
$1.00
$1.50
$2.00
Annual Rate at Fiscal Year End
Current
Dividend Yield
(1)
2.9%
Dividend Consistency
Consecutive Dividend Payments
113 Years
Consecutive Dividend Increases
44 Years
Current
Annualized Dividend Rate
$1.58
per Share

Upstream Overview Exploration & Production 10

Upstream
Proven Record of Reserve Growth

(1)  Represents a three-year average U.S. finding and development cost.
45.2
43.3
42.9
41.6
38.5
428
675
988
1,300
1,683
700
935
1,246
1,549
1,914
0
500
1,000
1,500
2,000
2,500
2010
2011
2012
2013
2014
At September 30
Fiscal
Years
3-Year
F&D Cost
(1)
($/Mcfe)
2007-2009
$5.35
2008-2010
$2.37
2009-2011
$2.09
2010-2012
$1.87
2011-2013
$1.67
2012-2014
$1.38
•
2014 F&D Cost = $1.15
•
Marcellus F&D: $1.00
•
327% Reserve
Replacement Rate
•
73% Proved Developed

Upstream
19.8
19.2
20.5
20.0
21.2
20-21
20-21
16.5
43.2
62.9
100.7
139.3
135-
139
138
13.3
Spot
Gas Sales
49.6
67.6
83.4
120.7
160.5
155-
160
(1)
~195
(2)
0
75
150
225
2010
2011
2012
2013
2014
2015E
2016E
Fiscal Year
Gulf of Mexico (Divested in 2011)
East Division
West Division
Marcellus Shale Driving Production Growth
12
(1)
Midpoint of fiscal 2015 production assumes no spot sales in the fourth quarter and reflects an estimated  32 Bcf of voluntary pricing related curtailments for the nine months ended June 30, 2015.
(2)
Reflects the midpoint  of total Seneca productive capacity and assumes approximately 36.5 Bcf of spot gas sales (a range of 0Bcf – 73Bcf) for fiscal 2016. Refer to slide 29 for additional details.

Upstream
Disciplined Capital Spending

$28
$47
$63
$105
$83
$40-$50
$30-$50
$356
$596
$631
$428
$520
$510 -
$525
$370 -
$425
$398
$649
$694
$533
$603
$550 -
$575
$400 -
$475
$0
$200
$400
$600
$800
$1,000
2010
2011
2012
2013
2014
2015E
2016E
Fiscal Year
Gulf of Mexico (Divested in 2011)
East Division
West Division

Upstream
$1.17
$0.91
$0.76
$0.65
$0.57
$0.56
$0.51
$0.17
$0.24
$0.34
$0.46
$0.49
$0.49
$0.64
$0.73
$0.65
$0.52
$0.40
$0.43
$0.38
$0.21
$0.18
$0.28
$0.14
$0.13
$0.10
$0.13
$2.23
$2.09
$2.01
$1.74
$1.65
$1.65
$1.58
$0.00
$1.00
$2.00
$3.00
$4.00
2010
2011
2012
2013
2014
2015E
2016E
Fiscal Year
Property, Franchise & Other Taxes
Other O&M Expense
General & Administrative Expense
Lease Operating & Transportation Expense (Gathering Only)
Lease Operating & Transportation Expense (Excl. Gathering)
Highly Competitive Cost Structure
14
(1)
Represents
the
midpoint
of
current
General
&
Administrative
Expense
guidance
of
$0.40
to
$0.45
per
Mcfe
for
fiscal
2015
and
$0.35
to
$0.40
per
Mcfe
for
fiscal
2016,
respectively.
(2)
The
total
of
the
two
LOE
components
represents
the
midpoint
of
current
LOE
guidance
of
$1.00
to
$1.10
per
Mcfe
for
fiscal
2015
and
$0.95
to
$1.05
per
Mcfe
for
fiscal
2016,
respectively.
(3)
The
cost
of
firm
transportation
is
reflected
in
price
realizations
(a
deduction
to
gross
revenues).
As
such,
it
is
not
included
in
LOE.
(1)
(2)
(2)
(3)
(1)
(2)
(2)

Upstream
Marcellus Shale: Prolific Pennsylvania Acreage

Eastern Development Area (EDA)
•
Mostly leased (16-18% royalty)
•
No near-term lease expiration
•
Limited development drilling until firm
transportation capacity on Atlantic
Sunrise becomes available in late 2017
o
Drilling activity will HBP key acreage
Western Development Area (WDA)
•
Average net revenue interest (NRI): 98%
o
No lease expiration
o
No royalty on most acreage
•
Highly contiguous
o
Significant economies of scale
•
~1,800 locations de-risked

Upstream
Marcellus Shale: Eastern Development Area

(1)  One well included in the total for both Tract 595 and Tract 100 is drilled into and producing from the Geneseo Shale.
Covington –
Fully Developed
•
Productive Capacity:  ~40MMcf
per Day
•
47 Wells
Producing
DCNR Tract 595
•
Productive Capacity: ~95
MMcf per Day
•
52 Total Marcellus Locations
•
44
Wells Producing
(1)
DCNR Tract 100
•
Productive Capacity:  ~310
MMcf per Day
•
70
Total Marcellus Locations
•
58 Wells Producing
(1)
•
Opportunity for Geneseo development
Gamble
•
30 to 50 future Marcellus locations
•
1 Well Producing
•
Opportunity for Geneseo development
DCNR Tract 007
•
Utica exploration well
•
24-hour peak IP –
22.7 MMcf
per Day
•
Resource potential ~1 Tcf

Upstream
Marcellus Shale: Western Development Area

Note: Assumes 6,000’ treated lateral length.
SRC Lease Acreage
SRC Fee Acreage
EOG Earned JV Acreage
Seneca’s Tier I WDA Acreage
•
200,000 acres economic <$3 /MMbtu
•
860+ locations economic at realized prices
$2.19-$2.45/MMbtu
•
FY15 / FY16 development focused on
Clermont/Rich Valley (CRV) area
•
Planning to drill 2 Utica test wells in FY16
2
-
4 BCF/well
6 -
10 BCF/well
4 -
6 BCF/well
EUR Color Key

Upstream
Focusing on Clermont/Rich Valley (CRV) Area

Producing Wells/Pad
Drilled Not Completed (DUC)
Drilling In Progress
Pad E9-J
Drilling
4 wells
Pad C9-D
Drilling
9 wells
Pad C8-J
Drilling
8 wells
•
200-250 total horizontal locations
•
40 wells currently on-line
•
Current productive capacity: 150 MMcf/d
•
Development strategy focused on:
(1)
Preserving capital –
currently running 3 rigs with
plans to drop a rig in Q2 FY16; and
(2)
Meeting current firm sales and future FT capacity:
•
Fiscal 2016 = Total 220 Mdth/d
•
Fiscal 2017 = Total 660 Mdth/d

Upstream
Marcellus Operated Well Results

(1)
Excludes
5
wells
drilled
and
completed
without
sufficient
production
data
for
inclusion
in
table.
Also
excludes
2
wells
now
operated
by
Seneca
that
were
drilled
by
another
operator
as
part
of
a
joint-venture.
(2)
30-day
average
excludes
1
well
that
has
not
been
on
line
30
days.
Area
Producing
Well
Count
Average IP Rate
(MMcfd)
Average
30-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Clermont/Rich Valley
(CRV) & Hemlock
Elk, Cameron &
McKean
counties
33
(1)
7.7
5.8
(2)
6,132’
WDA Development Wells:
EDA Development Wells:
Area
Producing
Well
Count
Average IP Rate
(MMcfd)
Average
30-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Covington
Tioga
County
47
5.2
4.1
4,023’
Tract 595
Tioga
County
44
7.4
4.9
4,754’
Tract 100
Lycoming
County
57
16.8
12.6
5,270’

Upstream
Marcellus Drilling and Completion Efficiencies

$275
$208
$174
$154
$0
$100
$200
$300
FY 2012
FY 2013
FY 2014
FY 2015
$248
$148
$109
$98
$0
$100
$200
$300
FY 2012
FY 2013
FY 2014
FY 2015
$8.7 MM
Well Cost
$5.8 MM
Well Cost
Fiscal 2012 Average Development Well
Fiscal 2015
(1)
Average Development Well
Lateral Length: 5,100 ft
Measured Depth: 13,700 ft
Completion Stages: 20
Lateral Length: 6,900 ft
Measured Depth: 14,300 ft
Completion Stages: 36
Drilling Cost per Foot
(2)
Completion Cost per Stage
(2)
(000s)
(1)
Estimated
fiscal
year-to-date
through
June
30,
2015.
(2)
Includes
dollars
spent
to
drill
and
complete
development
wells
only.
Excludes
exploration
and
delineation
wells.
(1)
(1)

Marcellus Shale Program Economics
~1,800 WDA Locations Economic at Realizations Below $3/MMbtu
Prospect
Product
Locations
Remaining
to Be Drilled
Completed
Lateral
Length (ft)
Average
EUR
(Bcf)
BTU
$3.50
Dawn/NYMEX
$3.25
Dawn/NYMEX
IRR %
(1)
Realized
Price
(2)
DCNR 100
Dry Gas
13
5,400
13-14
1030
78%
59%
$1.68
Gamble
Dry Gas
28
4,600
11-12
1030
50%
38%
$1.91
Clermont -
Rich Valley
Dry Gas
142
7,000
8-9
1050
27%
21%
$2.19
Hemlock
Dry Gas
157
7,000
6.5-7.5
1050
23%
17%
$2.36
Ridgway
Dry Gas
564
7,000
6-7
1111
20%
15%
$2.45
Remaining
Tier 1
Dry Gas
1,020
7,000
5.5-6.5
1030 -
1100
16%
11%
$2.65
Future
Resource
(3)
Dry & Wet
Gas
1,620
7,000
5.5-6.5
1030 -
1350
11%
7%
$3.00
(1)
Internal Rate of Return (IRR) is pre-tax and includes estimated  well costs under the current cost structure and firm transportation, gathering, and LOE costs anticipated for each prospect.
(2)
Represents price received  at interstate pipeline interconnect (local spot market).
(3)
Additional delineation required.
Upstream
21
15% IRR
IRR %
(1)

Upstream
WDA Mineral Interests Significantly Enhance Returns

(1)
For
illustration
purposes
only.
Reflects
a
hypothetical
$0.55
per
Mmbtu
of
gathering
and
compression
costs
and
$0.15
of
variable
LOE
and
taxes.
(2)
Internal
Rate
of
Return
(IRR)
includes
estimated
well
costs
under
current
cost
structure,
LOE,
and
Gathering
tariffs
anticipated
for
each
prospect.
($/Mcf)
The Seneca
Advantage
0% Royalty
Realized Price
$ 2.19
Less: Royalty Payment
(0.00)
Less: Cash Operating Expenses
(1)
(0.70)
Cash Margin
$ 1.49
Before Tax IRR
(2)
15%
A producer burdened by a 15% royalty would
require
a
$0.39
higher
realized
price
to
achieve
same level of economics as Seneca Resources
Producer
Paying
15%
Royalty
$ 2.19
(0.33)
(0.70)
$ 1.16
8%
Clermont/Rich Valley Example

Upstream
Adding Long-Term Firm Transport to the Portfolio

(1)
A
large
majority
of
the
executed
firm
sales
agreements
continue
for
the
remainder
of
the
firm
transportation
contract
term.
(2)
Excludes
throughput-based
commodity
charges,
fuel
charges
and
other
surcharges.
Project
(Counterparty)
In-
Service
Date
Contract
Term
Delivery
Market
FT Capacity
(Dth/day)
Matched Firm
Sales Contracts
Fiscal
2015
Fiscal
2016
Fiscal
2017
Fiscal
2018
Northeast
Supply
Diversification
Project (TGP)
Nov.
2012
15 years
Canada
50,000
50,000
50,000
50,000
Executed Contracts
50,000 Dth/d
for 10 years
Niagara
Expansion/
TETCO (TGP
&
NFG)
Nov.
2015
15 years
Canada
---
158,000
158,000
158,000
Executed Contracts
140,000 Dth/d
for 15 years
TETCO
---
12,000
12,000
12,000
Northern Access
2016 (NFG/
TransCanada/
Union)
Late
2016
15 years
Canada
---
---
350,000
350,000
Executed Contracts
75,000 Dth/d
for 7.5 years
Evaluating Further
Opportunities
TGP 200
(NY)
---
---
140,000
140,000
Atlantic Sunrise
(Transco)
Sept.
2017
15 years
Mid-
Atlantic/
Southeast
---
---
---
189,405
Executed
Contracts
189,405 Dth/d
for first 5 years
(1)
Total Firm Transportation Capacity
50,000
220,000
710,000
899,405
Weighted Average Reservation Charge per Dth
(2)
$0.29
$0.42
$0.56
$0.59

Upstream
-
300
600
900
1,200
20152016201620162016201720172017201720182018201820182019201920192019202020202020202020212021202120212022202220222022202320232023
Fiscal Year End
Significant Base of Long-Term Firm Contracts
24
Atlantic Sunrise
Williams Co. (Transco)
189,405 Dth/d
Northern Access 2016
NFG
(1)
, TransCanada & Union
490,000 Dth/d
Niagara Expansion / TETCO
TGP & NFG
170,000 Dth/d
Current
Firm
Sales
(2)
&
FT
914,405 Dth per day
(1)
Total Firm Contracts by FY 2018
(1)
Includes
capacity
on
both
National
Fuel
Gas
Supply
Corp.
and
Empire
Pipeline,
Inc.,
both
wholly
owned
subsidiaries
of
National
Fuel
Gas
Company.
(2)
Includes
base
firm
sales
contracts
not
tied
to
firm
transportation
capacity.
2016
2015
2017
2018
2019
2020
2021
2022

Upstream
Reaching High Value Markets

Seneca FT Capacity by Fiscal 2018
(Dth per day)
Canadian Markets
558,000
Mid-Atlantic,
Southeast & Other
+   341,405
Total Firm Transport Capacity
899,405
To Mid-Atlantic
& Southeast
Markets
To Canadian
Markets

Upstream
205,936
Less: $0.53
188,034
Less: $0.27
178,936
Less:  $0.12
128,036
Less:  $0.18
128,036
Less:  $0.18
85,000
Less: $0.47
71,739
Less: $0.52
65,000
Less: $0.55
50,000 Less $0.33
50,000 Less $0.33
43,098 Less: $0.23
65,000
Less: $0.23
115,000
Less: $0.22
115,000
Less: $0.22
100,000
$3.39
100,000
$3.39
100,000
$3.39
100,000
$3.39
100,000
$3.39
391,256
402,871
408,936
393,036
393,036
0
100,000
200,000
300,000
400,000
500,000
600,000
Q4
Q1
Q2
Q3
Q4
Fixed Price
Dawn
Dominion SP
NYMEX
Firm Sales Provide Market for Appalachian Production
26
(1)
EDA
and
WDA
carry
an
average
net
revenue
interest
(NRI)
of
82%
-
84%
and
98%,
respectively.
Note:
Values
shown
represent
the
price
or
differential
to
a
reference
price
(netback
price)
at
the
point
of
sale,
including
the
cost
of
all
related
downstream
transportation.
EDA
(1)
280,036 /d
226,993 /d
200,036 /d
185,036 /d
185,036 /d
WDA
(1)
111,220 /d
175,878 /d
208,900 /d
208,000 /d
208,000 /d
Q4 FY15
Fiscal 2016
Pricing Index Key:
EDA/WDA Split:

Upstream
14.5
44.4
24.1
11.0
6.2
18.8
12.7
19.0
22.1
21.0
82.2
59.0
12.8
7.2
1.8
0
25
50
75
100
2015
2016
2017
2018
2019
2020
Fiscal Year
NYMEX
Dominion
Dawn & MichCon
SoCal
(2)
Natural
Gas
Financial
Hedge
Positions
(1)
27
(1)
Excludes
fixed
price
physical
firm
sales.
(2)
For
the
remaining
three
months
of
fiscal
2015.
A
table
of
volumes
and
average
hedge
prices
by
index
are
included
in
the
Appendix.

Upstream
FY 2015 Production

Q4 FY15 Firm Sales with Price Certainty
28.7 Bcf Realizing ~$3.60/Mcf
2.5 Bcf of Additional Basis Protection
2.0
Bcf
(1)
2.2
Bcf
(1)
5.2 Bcfe
120.1 Bcfe
14.0 Bcf
6.0 Bcf
8.8 Bcf
0 Bcf
(2)
0
50
100
150
200
FYTD
Production
NYMEX
Firm Sales
DOM
Firm Sales
Fixed Price
Sales
Spot Sales
West
Division
Production
Total
Seneca
Production
155-160 Bcfe
(1)
Indicates firm sales not backed by financial hedges.  DOM Firm Sales include 1.8 Bcf of non-operated  WDA production volumes.
(2)
Midpoint of fiscal 2015 production assumes no spot sales in the fourth quarter and reflects an estimated 32 Bcf of voluntary pricing related curtailments for the nine months ended June 30, 2015.

Upstream
FY 2016 Production -
Firm Sales & Spot Exposure
29
(1)
Indicates
firm
sales
not
backed
by
matching
index
financial
hedges.
(2)
Includes
6.3
Bcf
of
non-operated
production
and
0.3
Bcf
of
DOM
financial
hedges
not
associated
with
DOM
firm
sales.
(3)
EPS
guidance
assumes
production
sold
into
spot
market
realizes
an
average
price
of
$1.75
per
MMBtu.
Fiscal 2016 Firm Sales with Price Certainty
113.6 Bcf Realizing ~$3.50/Mcf
18.1 Bcf of Additional Basis Protection
East Division
Productive
Capacity
Seneca Total
Productive
Capacity

Upstream
Utica/Point Pleasant: Industry Activity

Range
59 Mmcf/d
Rice
42 Mmcf/d
Shell
26.5 Mmcf/d
PGE
Permitted
Drilling
Completed
Production
Seneca Vert.
Seneca Horiz.
EQT
73 Mmcf/d
Color-filled contours are Trenton TVDSS; CI = 1000’
Seneca –
Mt. Jewett
IP: 8.9 MMcfd
CNX
61 Mmcf/d
MHR
46 Mmcf/d
Seneca –
WDA
2 Utica Test Wells
Planned for 2016
Seneca -
DCNR 007
IP: 22.7 MMcfd

Upstream
Utica/Point Pleasant: EDA Opportunities
Shell: Gee
11.2 Mmcf/d
PGE
Currently Drilling
Permitted
Drilling
Completed
Producing
Seneca
Horizontal
Shell: Neal
26.5 Mmcf/d
Other Operators
DCNR Tract 001
Potential Future Location
Covington
Potential Future Location
JKLM
Currently Drilling
PGE
Seneca DCNR Tract 007
IP: 22.7 MMcfd
Lateral Length: 4,640’
Potential locations: ~ 70
Anticipated Development Well
Cost: $7-$10 Million (5,500’ Lat.)

Upstream
California: Stable Production; Modest Growth
East Coalinga
Temblor Formation
Primary
North Lost Hills
Tulare & Etchegoin Formation
Primary/Steamflood
South Lost Hills
Monterey Shale
Primary
North Midway Sunset
Tulare & Potter Formation
Steamflood
South Midway Sunset
Antelope Formation
Steamflood
Sespe
Sespe Formation
Primary

Upstream
South Midway Sunset Development

252 Pool
97X Pool
SE Pool
251 Pool
B Pool
A Pool
Extended Pool Boundary
Original Pool Boundary
Existing Wells
1000’
16X Pool
Seneca Acquired
in June 2009
Highlights Since Acquisition
•
Significantly increased daily production
•
Drilled 135 new producers
•
Added 3.8 MMBO of proven reserves
•
Increased steam capacity by 600%
•
Identified opportunities for additional
pool development

Upstream 9,056 8,773 9,322 9,078 9,699 ~9,600 9,100 - 9,600 7,000 8,000 9,000 10,000 11,000 2010 2011 2012 2013 2014 2015 Forecast 2016 Forecast Fiscal Year California Average Daily Net Production 34

Upstream
Strong Margins Support Significant Free Cash Flow

$12.45
$3.75
$4.59
$3.14
$2.70
$40.33
Non-Steam Fuel LOE
Steam Fuel
G&A
Production & Other
Taxes
Other Operating Costs
EBITDA
FYTD 2015 West Division EBITDA per BOE
(1)
DD&A
Average Revenue
for FYTD 2015
(1)
$66.96 per BOE
(1)
Reflects the nine month period ended June 30, 2015.  Average revenue per BOE  includes impact of hedging.

Midstream Overview Pipeline & Storage Gathering 36

Midstream
Covington
Gathering System
(In-Service)
Trout Run
Gathering System
(In-Service)
Gathering Interconnects
TGP 300
Transco
Gathering is the First Step to Reaching a Market
37
TGP 200
(1)
Fiscal 2015 estimated revenue reflects projected throughput based on the range of Seneca’s Fiscal 2015 production guidance (155-175 Bcfe).
Clermont
Gathering System
(In-Service)

Midstream
Gathering Supporting Seneca’s EDA Production

•
In-Service Date: November 2009
•
Capital Expenditures (to date): $33 Million
•
Capacity: 220,000 Dth per day
•
Production
Source:
Seneca
Resources
–
Tioga
Co.
(Covington and DCNR Tract 595 acreage)
•
Interconnect: TGP 300
•
Facilities: Pipelines and dehydration
Interconnects
•
In-Service Date: May 2012
•
Capital Expenditures (to date): $163 Million
•
Capacity: 466,000 to 585,000 Dth per day
•
Production
Source:
Seneca
Resources
–
Lycoming
Co.
(DCNR Tract 100 and Gamble acreage)
•
Interconnect:
Transco
–
Leidy
Lateral
•
Facilities: Pipelines,  compression, and dehydration
Covington Gathering System
Trout Run Gathering System

Midstream
Clermont Gathering System: Coordinated Build-out

C
Current System In-Service (July ‘14)
C
Compressor Station
Interconnect
C
C
C
•
26 miles of pipe / 13,800 HP of compression
•
Current Capacity of 400 mmcfd
•
Interconnect with TGP 300
•
Total CapEx
To Date: $185 MM
Current Build-Out (FY15-FY16)
•
FY16 CapEx: $100 MM to $150 MM
•
Exit FY16 with > 50 miles of pipe installed and
+31,000 HP commissioned
•
Accommodate > 150% throughput increase
Future Build-Out (FY17+)
•
Ultimate capacity can exceed 1 Bcf/d
•
Over 100 miles of pipelines and four
compressor stations (+60,000 HP installed)
•
Deliverability into TGP 300 and NFG Supply
(Northern Access 2016)

Midstream
Gathering Delivering Growth
$11.3
$17.5
$34.8
$70.6
~$77
~$95
$0
$25
$50
$75
$100
$125
2011
2012
2013
2014
2015E
(1)
2016E
(1)
Fiscal Year
31
45
51
48
33
32
5
45
87
90
70
10
20
77
0
25
50
75
100
125
2011
2012
2013
2014
2015E
(1)
2016E
(1)
Fiscal Year
Covington
Trout Run
Clermont
40
Throughput by Gathering System since 2011 (MMdth)
Total Gathering Revenues since 2011 ($MM)
(1)
Reflects the midpoint  of Seneca’s fiscal 2015 and fiscal 2016 production guidance of 158 Bcfe and 195 Bcfe, respectively.

Midstream
Pipeline & Storage: Premier Appalachian Position

NFG is uniquely positioned to expand our regional pipeline systems and provide valuable outlets for producers and shippers in Appalachia
Canada
New England
& Northeast
Midwest &
Southeast
Mid-Atlantic

Midstream
Major Expansion Designed for Canadian Deliveries

Northern Access 2015
Northern
Access 2015
(November 2015)
•
Customer: Seneca Resources
•
In-Service: November 2015
•
System: NFG Supply Corp.
•
Capacity: 140,000 Dth per day
o
Leased to TGP as part of TGP’s
Niagara Expansion project
•
Interconnect
o
Niagara (TransCanada)
•
Total Cost: $67.5 Million
•
Major Facilities
o
23,000 hp Compression
•
FERC Status
o
Certificate received Feb. 2015

Midstream
Northern Access 2016 Provides Access to Canada

Northern Access 2016
Northern
Access 2016
(Late 2016)
•
Customer: Seneca Resources
•
In-Service: Targeting Late
2016
•
Capacity:  490,000 Dth/d
•
Interconnects:
o
TransCanada –
Chippawa
(350 MDth/d)
o
TGP 200 –
East Aurora (140 MDth/d)
•
Total Cost: ~$451 Million
•
Major Facilities:
o
99.7 miles –
24” Pipeline
o
22,214 hp & 5,350 hp Compression
•
FERC Status
o
Pre-filing: July 2014
o
Certificate filing: March 2015

Midstream
Recent 3
rd
Party Expansions Highly Successful
44
Completed Expansions
Capacity (Dth/day)
Northern Access 2012
320,000
Tioga County Ext. & Lamont
440,000
Line N &
Mercer Expansion
458,000
Total New Capacity
1,218,000
Capital Cost ($Millions)
Northern Access 2012
$72
Tioga County Ext. & Lamont
$72
Line N &
Mercer Expansion
$138
Total Capital Expenditures
$282
Annual Revenues ($Millions)
Northern Access 2012
$16.1
Tioga County Ext. & Lamont
$33.4
Line N &
Mercer Expansion
$23.1
Total Reservation
Charges
$72.6
Line N Projects
Northern
Access 2012
Tioga
County
Extension

Midstream
Pairing Line N Expansions with System Modernization

Westside Expansion &
Modernization
Mercer
(TGP Station 219)
Holbrook (TETCO)
Westside
Expansion &
Modernization
•
In-Service: October 2015
•
System: NFG Supply Corp.
•
Capacity: 175,000 Dth per day
o
Range Resources (145,000 Dth/d)
o
Seneca Resources (30,000 Dth/d)
•
Interconnect
o
Mercer (TGP Station 219)
o
Holbrook (TETCO)
•
Total Cost: $86 Million
o
Expansion: $45 Million
o
Modernization: $41 Million
•
Major Facilities
o
3,550 hp Compression
o
23.3 miles –
24” Replacement Pipe
•
FERC Status
o
Certificate received March 2015

Midstream
Developing Unique Solutions for Shippers

Tuscarora Lateral
Tuscarora
Lateral
•
In-Service: November 2015
•
System: NFG Supply & Empire Pipeline
•
New No-Notice Services
o
Precedent agreements executed with
RG&E, NYSEG & NFG Utility
o
Preserving 172,500 Dth per day (RG&E)
o
Preserving 20,000 Dth per day (NYSEG)
o
Retained Storage: 3.3 Bcf
o
New incremental transportation
capacity of 49,000 Dth per day
•
Interconnect
o
Tuscarora (NFG/Supply)
•
Total Cost: $58.5 Million
•
Major Facilities
o
1,384 HP Compressor
o
17 miles –
12”/16” Pipeline
•
FERC Status
o
Certificate received March 2015

Midstream
Significant Expansions Are Driving Growth

Total Expansion (2009-2016+)
Capacity
Additions
2,072,000 Dth/day
Planned Projects (2015+)
Precedent Agreements Executed
In-Service 2015
364,000 Dth/day
In-Service
2016+
490,000 Dth/day
Delivering Gas North
Tioga County Extension
Northern Access 2012
Northern Access 2015
Northern Access 2016
Total Capacity
1,300 MDth/d
Other Projects
Lamont Compressor
Tuscarora Lateral
Total Capacity
139 MDth/d
Line N Corridor
Line “N” Expansion
Line “N” 2012 Expansion
Line “N” 2013 Expansion
Mercer Expansion
West Side Expansion
Total Capacity
633 MDth/d
Completed Projects (Since 2009)
Recent Capacity
Additions
1,218,000 Dth/day

Corporate
Capitalizing on Appalachian Opportunities

Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
$129
$144
$56
$140
$235 -
$245
$500 -
$550
$80
$55
$138
$110 -
$120
$125 -
$150
$45
$146
$224
$111
$278
$350 -
$450
$625 -
$700
$0
$250
$500
$750
2010
2011
2012
2013
2014
2015E
2016E
Fiscal Year
  Gathering
  Pipeline & Storage

Corporate

Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.
Midstream EBITDA Growth
$121
$111
$137
$161
$186
$190
$9
$15
$30
$64
$72
$123
$121
$152
$191
$250
$262
$0
$100
$200
$300
2010
2011
2012
2013
2014
TTM
Fiscal Year
Gathering
Pipeline & Storage
6/30/15

Downstream Overview Utility Energy Marketing 50

Downstream
New York & Pennsylvania Service Territories

New York
Pennsylvania
Total Customers: 524,300
ROE: 9.1% (NY PSC Rate Case Settlement, May 2014)
Rate Mechanisms:
o
Earnings Sharing
o
Revenue Decoupling
o
Weather Normalization
o
Low Income Rates
o
Merchant
Function
Charge
(Uncollectibles
Adj.)
o
90/10 Sharing (Large Customers)
Total Customers: 213,500
ROE: Black Box Settlement (2007)
Rate Mechanisms:
o
Low Income Rates
o
Merchant Function Charge

Downstream
Utility: Shifting Trends in Customer Usage

(1)  Weighted Average of New York and Pennsylvania service territories (assumes normal weather).
80
90
100
110
120
12-Months Ended June 30
20
25
30
35
40
12-Months Ended June 30
Residential Usage
Industrial Usage

Downstream
$154
$152
$152
$152
$151
$157
$13
$16
$16
$20
$33
$30
$14
$11
$9
$6
$10
$8
$181
$179
$177
$178
$193
$195
$0
$50
$100
$150
$200
$250
2010
2011
2012
2013
2014
12 Months
Ended
6/30/15
Fiscal Year
  All Other O&M Expenses
  O&M Pension Expense
  O&M Uncollectible Expense
A Proven History of Controlling Costs
53
(1)
$10 million of increase in pension costs from fiscal 2013 primarily due to  the NY PSC rate case settlement in May 2014.
(1)
(1)

Downstream
Utility: Strong Commitment to Safety

$45.0
$44.3
$43.8
$48.1
$49.8
$58.0
$58.4
$58.3
$72.0
$88.8
$95 -
$105
$85-$105
$0
$30
$60
$90
$120
$150
2010
2011
2012
2013
2014
2015E
2016E
Fiscal Year
  Capital Expenditures for Safety
  Total Capital Expenditures
The Utility
remains focused on maintaining the
ongoing safety and reliability of its system
Near-term increase due
to ~$60MM upgrade of
the Utility’s Customer
Information System

Appendix 55

Appendix
Natural Gas Hedge Positions

(Volumes in thousands Mmbtu; Prices in $/Mmbtu)
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
NYMEX Swaps
14,510
$4.18
44,350
$3.94
24,130
$4.45
10,950
$4.02
7,200
$3.50
1,800
$3.53
Dominion
Swaps
6,210
$3.74
18,840
$3.78
12,720
$3.87
-
-
-
-
-
-
SoCal Swaps
300
$4.35
-
-
-
-
-
-
-
-
-
-
MichCon Swaps
-
-
9,000
$4.10
3,000
$4.10
-
-
-
-
-
-
Dawn Swaps
-
-
9,990
$3.92
19,100
$3.70
1,800
$3.40
-
-
-
-
Fixed Price
Physical Sales
9,200
$3.39
36,600
$3.39
27,350
$3.51
1,550
$3.77
-
-
-
-
Total
30,220
$3.85
118,780
$3.75
86,300
$3.89
14,300
$3.91
7,200
$3.50
1,800
$3.53
Fiscal 2019
Fiscal 2020
Fiscal 2015
(1)
Fiscal 2016
Fiscal 2017
Fiscal 2018
(1)  For the remaining three months of fiscal 2015.

Appendix
Crude Oil Hedge Positions

(1)  For the remaining three months of fiscal 2015.
Fiscal 2015
(1)
Fiscal 2016
Fiscal 2017
Fiscal 2018
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
Midway
Sunset
(MWSS)
Swaps
96,000
$67.91
36,000
$92.10
-
-
-
-
Brent
Swaps
255,000
$98.32
933,000
$95.18
384,000
$92.30
75,000
$91.00
NYMEX
Swaps
99,000
$90.14
300,000
$86.09
-
-
-
-
Total
450,000
$90.03
1,269,000
$92.95
384,000
$92.30
75,000
$91.00
(Volumes & Prices in Bbl)

Appendix
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
0
20
40
60
80
100
120
Months
Lycoming -
Type Curve
Lycoming County_5,400 FT.
Estimated Cumulative
Volumes
YEAR
CUM (MMCF)
1
3,226
2
5,451
3
6,815
4
7,762
5
8,470
6
9,029
7
9,483
8
9,862
9
10,185
10
10,466
EUR
13,495
Updated Marcellus Type Curves: EDA

Appendix
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
0
20
40
60
80
100
120
Months
Elk -
Cameron Type Curve
Elk - Cameron County_7,000 Ft.
Estimated Cumulative
Volumes
YEAR
CUM (MMCF)
1
1,466
2
2,334
3
2,989
4
3,510
5
3,933
6
4,289
7
4,596
8
4,866
9
5,108
10
5,325
EUR
8,400
Updated Marcellus Type Curves: WDA

Appendix
Comparable GAAP Financial Measure Slides & Reconciliations

This
presentation
contains
certain
non-GAAP
financial
measures.
For
pages
that
contain
non-GAAP
financial
measures,
pages
containing
the
most
directly
comparable
GAAP
financial
measures
and
reconciliations
are
provided
in
the
slides
that
follow.
The
Company
believes
that
its
non-GAAP
financial
measures
are
useful
to
investors
because
they
provide
an
alternative
method
for
assessing
the
Company’s
ongoing
operating
results,
for
measuring
the
Company’s
cash
flow
and
liquidity,
and
for
comparing
the
Company’s
financial
performance
to
other
companies.
The
Company’s
management
uses
these
non-GAAP
financial
measures
for
the
same
purpose,
and
for
planning
and
forecasting
purposes.
The
presentation
of
non-GAAP
financial
measures
is
not
meant
to
be
a
substitute
for
financial
measures
prepared
in
accordance
with
GAAP.
The
Company
defines
Adjusted
EBITDA
as
reported
GAAP
earnings
before
the
following
items:
interest
expense,
depreciation,
depletion
and
amortization,
interest
and
other
income,
impairments,
items
impacting
comparability
and
income
taxes.

Appendix
National Fuel Gas Company

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2010
FY 2011
FY 2012
Exploration & Production - West Division Adjusted EBITDA
187,838
$
187,603
$
226,897
$
215,042
$
217,150
$
162,017
$
Exploration & Production - All Other Divisions Adjusted EBITDA
139,624

189,854

170,232

277,341

322,322

301,508

Total Exploration & Production Adjusted EBITDA
327,462
$
377,457
$
397,129
$
492,383
$
539,472
$
463,525
$
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA
327,462
$
377,457
$
397,129
$
492,383
$
539,472
$
463,525
$
Pipeline & Storage Adjusted EBITDA
120,858

111,474

136,914

161,226

186,022

190,319

Gathering Adjusted EBITDA
2,021

9,386

14,814

29,777

64,060

71,924

Utility Adjusted EBITDA
167,328

168,540

159,986

171,669

164,643

168,599

Energy Marketing Adjusted EBITDA
13,573

13,178

5,945

6,963

10,335

13,043

Corporate & All Other Adjusted EBITDA
408

(12,346)

(10,674)

(9,920)

(11,078)

(11,464)

Total Adjusted EBITDA
631,650
$
667,689
$
704,114
$
852,098
$
953,454
$
895,946
$
Total Adjusted EBITDA
631,650
$
667,689
$
704,114
$
852,098
$
953,454
$
895,946
$
Minus: Interest Expense
(93,946)

(78,121)

(86,220)

(94,111)

(94,277)

(93,332)

Plus:  Interest and Other Income
9,855

8,863

8,842

9,032

13,631

11,732

Minus: Income Tax Expense
(137,227)

(164,381)

(150,554)

(172,758)

(189,614)

129,623

Minus: Depreciation, Depletion & Amortization
(191,199)

(226,527)

(271,530)

(326,760)

(383,781)

(369,203)

Minus: Impairment of Oil and Gas Properties (E&P)
-

-

-

-

-

(709,060)

Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other)
6,780

-

-

-

-

-

Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other)
-

50,879

-

-

-

-

Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S)
-

-

21,672

-

-

-

Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P)
-

-

(6,206)

-

-

-

Minus: New York Regulatory Adjustment (Utility)
-

-

-

(7,500)

-

-

Plus: Reversal of Plugging and Abandonment Accrual (E&P)
-

-

Rounding
-

-

(1)

-

-

-

Consolidated Net Income
225,913
$
258,402
$
220,117
$
260,001
$
299,413
$
(134,294)
$
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period)
1,049,000
$
899,000
$
1,149,000
$
1,649,000
$
1,649,000
$
2,099,000
$
Current Portion of Long-Term Debt (End of Period)
200,000

150,000

250,000

-

-

-

Notes Payable to Banks and Commercial Paper (End of Period)
-

40,000

171,000

-

85,600

-

Total Debt (End of Period)
1,249,000
$
1,089,000
$
1,570,000
$
1,649,000
$
1,734,600
$
2,099,000
$
Long-Term Debt, Net of Current Portion (Start of Period)
1,249,000

1,049,000

899,000

1,149,000

1,649,000

1,649,000

Current Portion of Long-Term Debt (Start of Period)
-

200,000

150,000

250,000

-

-

Notes Payable to Banks and Commercial Paper (Start of Period)
-

-

40,000

171,000

-

-

Total Debt (Start of Period)
1,249,000
$
1,249,000
$
1,089,000
$
1,570,000
$
1,649,000
$
1,649,000
$
Average Total Debt
1,249,000
$
1,169,000
$
1,329,500
$
1,609,500
$
1,691,800
$
1,874,000
$
Average Total Debt to Total Adjusted EBITDA
1.98 x
1.75 x
1.89 x
1.89 x
1.77 x
2.09 x
FY 2013
12-Months
Ended 6/30/15
FY 2014

Appendix
National Fuel Gas Company

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2015
FY 2016
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
Forecast
Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures
398,174
$
648,815
$
693,810
$
533,129
$
602,705
$
$550,000-575,000
$400,000-475,000
Pipeline & Storage Capital Expenditures
37,894

129,206

144,167

56,144
$
139,821
$
$235,000-245,000
$500,000-550,000
Gathering Segment Capital Expenditures
6,538

17,021

80,012

54,792
$
137,799
$
$110,000-120,000
$125,000-150,000
Utility Capital Expenditures
57,973

58,398

58,284

71,970
$
88,810
$
$95,000-105,000
$85,000-105,000
Energy Marketing, Corporate & All Other Capital Expenditures
773

746

1,121

1,062
$
772
$
-

-

Total Capital Expenditures from Continuing Operations
501,352
$
854,186
$
977,394
$
717,097
$
969,907
$
$990,000-1,045,000
$1,110,000-1,280,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures
150
$
-
$
-
$
-
$
-
$
-
$
-
$
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2014 Accrued Capital Expenditures
-
$
-
$
-
$
-
$
(80,108)
$
Exploration & Production FY 2013 Accrued Capital Expenditures
-

-

-

(58,478)

58,478

-

-

Exploration & Production FY 2012 Accrued Capital Expenditures
-

-

(38,861)

38,861

-

-

-

Exploration & Production FY 2011 Accrued Capital Expenditures
-

(103,287)

103,287

-

-

-

-

Exploration & Production FY 2010 Accrued Capital Expenditures
(78,633)

78,633

-

-

-

-

-

Exploration & Production FY 2009 Accrued Capital Expenditures
19,517

-

-

-

-

-

-

Pipeline & Storage FY 2014 Accrued Capital Expenditures
-

-

-

-

(28,122)

Pipeline & Storage FY 2013 Accrued Capital Expenditures
-

-

-

(5,633)

5,633

-

-

Pipeline & Storage FY 2012 Accrued Capital Expenditures
-

-

(12,699)

12,699

-

-

-

Pipeline & Storage FY 2011 Accrued Capital Expenditures
-

(16,431)

16,431

-

-

-

-

Pipeline & Storage FY 2010 Accrued Capital Expenditures
-

3,681

-

-

-

-

-

Pipeline & Storage FY 2008 Accrued Capital Expenditures
-

-

-

-

-

-

-

Gathering FY 2014 Accrued Capital Expenditures
-

-

-

-

(20,084)

Gathering FY 2013 Accrued Capital Expenditures
-

-

-

(6,700)

6,700

-

-

Gathering FY 2012 Accrued Capital Expenditures
-

-

(12,690)

12,690

-

-

-

Gathering FY 2011 Accrued Capital Expenditures
-

(3,079)

3,079

-

-

-

-

Gathering FY 2009 Accrued Capital Expenditures
715

-

-

-

-

-

-

Utility FY 2014 Accrued Capital Expenditures
-

-

-

-

(8,315)

Utility FY 2013 Accrued Capital Expenditures
-

-

-

(10,328)

10,328

-

-

Utility FY 2012 Accrued Capital Expenditures
-

-

(3,253)

3,253

-

-

-

Utility FY 2011 Accrued Capital Expenditures
-

(2,319)

2,319

-

-

-

-

Utility FY 2010 Accrued Capital Expenditures
-

2,894

-

-

-

-

-

Total Accrued Capital Expenditures
(58,401)
$
(39,908)
$
57,613
$
(13,636)
$
(55,490)
$
-
$
-
$
Eliminations
-
$
-
$
-
$
-
$
-
$
-
$
-
$
Total Capital Expenditures per Statement of Cash Flows
443,101
$
814,278
$
1,035,007
$
703,461
$
914,417
$
$990,000-1,045,000
$1,110,000-1,280,000